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                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of March 1, 2005, by and among (i) NewQuest Holdings, Inc., a Delaware corporation (the "Company"), (ii) GTCR Fund VIII, L.P., a Delaware limited partnership ("Fund VIII"), (iii) GTCR Fund VIII/B, L.P., a Delaware limited partnership ("Fund VIII/B"), (iv) GTCR Co-Invest II, L.P., a Delaware limited partnership ("GTCR Co-Invest," and together with Fund VIII, Fund VIII/B and any investment fund managed by GTCR Golder Rauner II, L.L.C., a Delaware limited liability company ("GTCR") or any of its Affiliates, that at any time acquires securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement, each a "GTCR Purchaser" and collectively the "GTCR Purchasers"), and (v) the Persons listed on the Schedule of Purchasers attached hereto under the heading "Other Purchasers" (collectively, the "Other Purchasers" and each an "Other Purchaser"). The GTCR Purchasers and the Other Purchasers are collectively referred to herein as the "Purchasers" and individually as a "Purchaser." Certain capitalized terms are defined in Section 4 below. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Acquisition Agreement (as defined below).

          WHEREAS, pursuant to this Agreement, the Company desires to issue and sell and the Purchasers desire to purchase an aggregate of 136,071.817 shares of its Preferred Stock, par value $0.01 per share (the "Preferred Stock"), for an aggregate purchase price of $136,071,817.00, and an aggregate of 36,475,174 shares of its Common Stock, par value $0.01 per share (the "Common Stock"), for an aggregate purchase price of $3,647,517.40;

          WHEREAS, pursuant to that certain Purchase and Exchange Agreement, dated as of November 10, 2004, by and among the Company, NewQuest, Inc., a Delaware corporation ("Buyer"), NewQuest, LLC, a Texas limited liability company ("Target"), and certain other Persons identified therein, as amended (as such agreement may be further amended or modified from time to time in accordance with its terms, the "Acquisition Agreement"), the Company and Buyer will acquire (the "Acquisition") all of the outstanding equity interests of Target;

          WHEREAS, the Purchasers are purchasing the Preferred Stock and Common Stock hereunder in order to provide a portion of the financing necessary to consummate the Acquisition; and

          WHEREAS, the purchase and sale of the Preferred Stock and the Common Stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Acquisition pursuant to the terms of the Acquisition Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Purchasers and the Company hereby agree as follows:

          Section 1. Authorization and Closing.

          1A. Authorization of the Purchaser Stock. The Company shall authorize the issuance and sale to the Purchasers of 136,071.817 shares of Preferred Stock and an aggregate of

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36,475,174 shares of Common Stock, each having the rights and preferences set forth in the Certificate of Incorporation.

          1B. Purchase and Sale of the Purchaser Stock. At the Closing (as defined in Section 1C below), the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company the number of shares of Preferred Stock and Common Stock set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at the price set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto. The Preferred Stock and the Common Stock acquired by the Purchasers hereunder are collectively referred to herein as the "Purchaser Stock." The sale of the Purchaser Stock to each Purchaser shall constitute a separate sale hereunder.

          1C. The Closing. The closing of the purchase and sale of the Purchaser Stock to be purchased pursuant to Section 1B above (the "Closing") shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on the date hereof. At the Closing, the Company shall issue stock certificates representing the Purchaser Stock to be purchased by each Purchaser in the name of such Purchaser, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company, in the amounts set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto. The Company shall deliver to each GTCR Purchaser the stock certificates evidencing the Purchaser Stock to be purchased by such GTCR Purchaser. Notwithstanding any provision to the contrary, the Company shall hold all stock certificates issued in the name of the Other Purchasers as custodian on their behalf pursuant to the terms of the Stockholders Agreement. At the Closing, each Purchaser agrees to execute the Stockholders Agreement and the Registration Agreement.

          Section 2. Transfer of Restricted Securities.

               (i) Restricted Securities are transferable only pursuant to (a) Public Offerings, (b) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (c) subject to the conditions specified in clause (ii) below, any other legally available means of transfer.

               (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in Sections 2(i)(a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis LLP or other counsel that (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis LLP or other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver to the prospective transferor new certificates for such Restricted Securities that do not bear the Securities Act legend set forth in Section 5C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective


                                       -2-

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     transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 2 and Section 5C.

          Section 3. Representations and Warranties of the Company. As a material inducement to the Purchasers to enter into this Agreement and purchase the Purchaser Stock, the Company hereby represents and warrants to the Purchasers that:

          3A. Organization and Corporate Power. The Company has the full power, authority and legal capacity to enter into this Agreement, the other Transaction Documents, and the other documents contemplated hereby to which the Company is a party and to perform its obligations hereunder and thereunder. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify except where the failure to be so qualified would not have a material adverse effect on the Company. The Company possesses all requisite corporate power and authority and all licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Certificate of Incorporation and bylaws which have been furnished to the Purchasers' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are true and complete. The minute books (containing the records of meetings of the Board and stockholders of the Company), the stock certificate books and the stock record books of the Company are true and complete in all material respects. The Company is not in default under or in violation of any provision of its Certificate of Incorporation or bylaws.

          3B. Capital Stock and Related Matters. As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 1,000,000 shares of Preferred Stock, 227,153.710 of which shall be issued and outstanding, and (b) 74,000,000 shares of Common Stock, 63,462,937 of which shall be issued and outstanding and 4,193,104 of which shall be reserved for issuance upon exercise of stock options to be issued under the Stock Option Plan. All of the issued and outstanding capital stock of the Company have been duly authorized, are validly issued, fully paid, and nonassessable and, except as set forth in the Stockholders Agreement, are not subject to, nor were they issued in violation of, any preemptive rights or rights of first refusal. At the Closing, the Company shall sell to the Purchasers good and marketable title to the Purchaser Stock, free and clear of all Encumbrances (other than restrictions on transfer under the Securities Act and applicable state securities laws). Except as set forth on the attached Capitalization Schedule, the Company does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any units or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plan or agreements. The Company has not violated any federal or state securities laws in connection with the offer, sale or issuance of its capital stock. There are no agreements with the Company with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except pursuant to the Stockholders Agreement.


                                       -3-

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          3C. Subsidiaries; Investments. Buyer is the Company's only Subsidiary.
The Company owns 100% of the capital stock of Buyer. Buyer is duly incorporated, validly existing and in good standing under the laws of Delaware, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of its business requires it to qualify.

          3D. Authorization; Noncontravention. The execution, delivery and performance of this Agreement, the other Transaction Documents, and all of the other agreements and instruments contemplated hereby to which the Company is a party have been duly authorized by the Company, and no other act or proceeding on the part of the Company or the Board is necessary to authorize the execution, delivery or performance of this Agreement, the other Transaction Documents, or the other agreements contemplated hereby and the consummation of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, and each of the other Transaction Documents and other agreements and instruments contemplated hereby to which the Company is a party, when executed and delivered by the Company, in accordance with the terms hereof and thereof, shall each constitute a valid and binding obligation of the Company, enforceable in accordance with its respective terms. The execution and delivery by the Company of this Agreement, the other Transaction Documents, and all of the other agreements and instruments contemplated hereby to which the Company is a party and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under (whether with or without the passage of time, the giving of notice or both), (iii) result in the creation of any Lien upon the Company's or any of its Subsidiaries' capital stock or equity securities, as applicable, or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under (whether or not dependent upon additional criteria), (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action of or by or notice or declaration to, or filing with, any third party or any court or administrative or governmental body or agency pursuant to the Company's or any of its Subsidiaries' charter documents, bylaws, operating agreement, including the Certificate of Incorporation, or other constituent documents, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, license, permit, order, judgment or decree to which the Company is subject.

          3E. Conduct of Business; Liabilities. Other than the negotiation, execution and delivery of this Agreement, the other Transaction Documents and the other agreements contemplated hereby and thereby, prior to the Closing, the Company has not (i) conducted any business, (ii) incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due and regardless of when asserted), (iii) owned any assets, (iv) entered into any contracts or agreements, or (v) violated any laws or governmental rules or regulations.

          Section 4. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:


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          "Affiliate" of any particular Person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity; it being understood and agreed that GTCR Golder Rauner II, L.L.C. and its Affiliates shall for all purposes hereunder be Affiliates of GTCR. For purposes of this Agreement, all holdings of Common Stock and Preferred Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement.

          "Board" means the Company's Board of Directors.

          "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

          "Majority Holders" means the holders of a majority of the Purchaser Preferred or, if no Purchaser Preferred is outstanding, the holders of a majority of the Purchaser Common.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Preferred Stock" means the Company's Preferred Stock, par value $.01 per share.

          "Public Offering" means any offering by the Corporation of its capital stock or equity securities to the public pursuant to an effective registration statement under the Securities Act.

          "Purchaser Common" means (i) the Common Stock issued hereunder and
(ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Purchaser Common, such shares shall cease to be Purchaser Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "Purchaser Majority" means those Purchasers that upon the consummation of the transactions contemplated by this Agreement will own a majority of the shares of Common Stock issued hereunder.

          "Purchaser Preferred" means (i) the Preferred Stock issued hereunder and (ii) any Preferred Stock issued or issuable with respect to the Preferred Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Purchaser Preferred, such shares shall cease to be Purchaser Preferred when they have been
(a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

          "Purchaser Stock" means the Purchaser Preferred and the Purchaser Common.

          "Registration Agreement" means that certain Registration Agreement dated as of the date hereof among the Company, the Purchasers and certain other Persons identified therein in the form of Exhibit C attached hereto.

          "Restricted Securities" means (i) the Purchaser Stock issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 5C have been delivered by the Company in accordance with Section 2(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 5C.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Stock Option Plan" means the 2005 Stock Option Plan of the Company.

          "Stockholders Agreement" means that certain Stockholders Agreement dated as of the date hereof among the Company, the Purchasers and certain other Persons identified therein in the form of Exhibit B attached hereto.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

          "Transaction Documents" means this Agreement and all other agreements executed and delivered by Holdings or Buyer pursuant to this Agreement or in any instrument, certificate or document delivered by any such Person pursuant to this Agreement or any other Transaction Document, including the Acquisition Agreement, the Stockholders Agreement and the Registration Agreement.

          Section 5. Miscellaneous.

          5A. Expenses. The Company agrees to pay, and hold the GTCR Purchasers and their Affiliates harmless against liability for the payment of, (i) the reasonable out-of-pocket expenses of the GTCR Purchasers arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement and the Transaction Documents, (ii) the reasonable fees and expenses of the GTCR Purchasers' counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement and the Transaction Documents, (iii) the fees and expenses incurred by the GTCR Purchasers with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the other Transaction Documents, the other agreements contemplated hereby and the Certificate of Incorporation, (iv) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Purchaser Stock purchased hereunder, and (v) such reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by the GTCR Purchasers, their Affiliates and their Affiliates' directors, officers and employees in connection with the rendering of any other services by a GTCR Purchaser or its Affiliates (including, but not limited to, fees and expenses incurred in attending board of directors or other Company-related meetings) (without duplication of any reimbursements pursuant to any professional services agreement between the Company and any of the GTCR Purchasers). Except as set forth herein, each of the Other Purchasers shall pay all of its own costs and expenses in connection with the negotiation and execution of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

          5B. Remedies. Each holder of Purchaser Stock shall have all rights and remedies set forth in this Agreement, each of the other Transaction Documents, the Certificate of Incorporation, and the Company's bylaws and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          5C. Each Purchaser's Investment Representations; Legends. Each Purchaser hereby represents (i) that such Purchaser acknowledges and understands that the shares of Restricted Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and such securities may be resold without registration under the Securities Act only in certain limited circumstances, (ii) that such Purchaser is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act, (iii) that such Purchaser is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (iv) that such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (v) that the Restricted Securities were not offered to such Purchaser by any means of general solicitation or general advertising, (vi) that such Purchaser believes that it has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of an investment in the Company, (vii) that such Purchaser is able to bear the economic risks of an investment in the Restricted Securities and could afford a complete loss of such investment, (viii) that this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms and (ix) that the execution, delivery and performance of this Agreement and such other agreements by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is subject. Without limiting the foregoing, each of the Other Purchasers has delivered to the Company a true, accurate and complete Investor Qualification Statement attached hereto as Exhibit A. Each of the Other Purchasers hereby represents and warrants that the Investor Qualification Statement is true and correct in all respects on the date hereof as though executed as of the date hereof.

Notwithstanding the foregoing, nothing contained herein shall prevent any Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 2 hereof and the Stockholders Agreement. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON MARCH 1, 2005 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREEMENT, DATED AS OF MARCH 1, 2005 BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN PURCHASERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

          5D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. No other course of dealing between the Company and the holder of any Preferred Stock or Common Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Preferred Stock or Common Stock held by the Company or any of its Subsidiaries shall not be deemed to be outstanding.

          5E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on its behalf.

          5F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement (including the share purchase and ownership percentage of each Purchaser set forth on the signature pages attached hereto) by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for the Purchasers' benefit as a purchaser or holder of Purchaser Stock are also for the benefit of, and enforceable by, any subsequent permitted holder of such Purchaser Stock. The rights and obligations of each GTCR Purchaser under this Agreement may be assigned by such GTCR Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., GTCR Golder Rauner II, L.L.C., or any successor thereto. If a GTCR Purchaser assigns its rights and obligations, or a portion thereof, pursuant to this Section 5F, the share purchase and ownership percentage of such GTCR Purchaser set forth on the signature pages attached hereto shall be adjusted to reflect such assignment.

          5G. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          5H. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          5I. Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

          5J. Entire Agreement. This Agreement, the Transaction Documents and those other documents expressly referred to herein and other documents of even date herewith embody the complete agreement among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          5K. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          5L. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          5M. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authoriship of any of the provisions of this Agreement.

          5N. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES HERETO, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          5O. Understanding Among the Purchasers. The determination of each Purchaser to purchase the Purchaser Stock pursuant to this Agreement has been made by such Purchaser independent of any other Purchaser and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser. In addition, it is acknowledged by each of the Other Purchasers that the GTCR Purchasers have not acted as an agent of such Other Purchaser in connection with making its investment hereunder and that the GTCR Purchasers shall not be acting as an agent of such Other Purchasers in connection with monitoring its investment hereunder. Further, each Other Purchaser acknowledges that Kirkland & Ellis LLP has not acted and will not act as its counsel in connection with such matters.

          5P. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (i) delivered personally to the recipient, (ii) sent to the recipient by reputable express courier service (charges prepaid), (iii) mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid or (iv) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Chicago, Illinois time on a business day, and otherwise on the next business day. Such notices, demands and other communications shall be sent to the Purchasers at the address(es) indicated on the Schedules of Purchasers attached hereto and to the Company at the addresses indicated below (or at such other address as shall be given in writing by one party to the others):

          If to the Company:

          NewQuest Holdings, Inc.
          c/o NewQuest, LLC
          44 Vantage Way
          Suite 300
          Nashville, Tennessee 37228
          Attention: Mr. Herb Fritch
          Telecopy: (615) 291-7011

          with copies to:

          GTCR Fund VIII, L.P., GTCR Fund VIII/B, L.P. and
          GTCR Co-Invest II, L.P.
          c/o GTCR Golder Rauner II, L.L.C.
          6100 Sears Tower
          Chicago, Illinois 60606-6402
          Attention: Edgar D. Jannotta, Jr.
                     Peter M. Stavros
          Telephone: (312) 382-2200
          Facsimile: (312) 382-2201

          Kirkland & Ellis LLP
          200 East Randolph Drive
          Chicago, Illinois  60601
          Attention: Kevin R. Evanich, P.C.
                     Jeffrey A. Fine, Esq.
          Telephone: (312) 861-2000
          Facsimile: (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

                                        NEWQUEST HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its:
                                             -----------------------------------


                                        GTCR FUND VIII, L.P.

                                        By: GTCR Partners VIII, L.P.
                                        Its: General Partner

                                        By: GTCR Golder Rauner II, L.L.C.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its: Principal


                                        GTCR FUND VIII/B, L.P.


                                        By: GTCR Partners VIII, L.P.
                                        Its: General Partner

                                        By: GTCR Golder Rauner II, L.L.C.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its: Principal


                                        GTCR CO-INVEST II, L.P.

                                        By: GTCR Golder Rauner II, L.L.C.
                                        Its: General Partner


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Its: Principal